LOAN AND SECURITY AGREEMENT
                         (DATED AS OF FEBRUARY 26, 2003)


                                     BETWEEN

                      GREENFIELD COMMERCIAL CREDIT, L.L.C.

                                       AND

                                  BONTEX, INC.





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                                TABLE OF CONTENTS

                                                                         PAGE

1.       DEFINITIONS.......................................................1

2.       REVOLVING CREDIT LOAN.............................................3

3.       COLLATERAL........................................................4

4.       CHARGES AND INSURANCE.............................................5

5.       EXAMINATION OF RECORDS; REPORTING.................................5

6.       OTHER LIENS.......................................................6

7.       GENERAL WARRANTIES AND REPRESENTATIONS............................6

8.       CONDITIONS TO OBLIGATIONS OF LENDER...............................8

9.       AFFIRMATIVE COVENANTS.............................................11

10.      NEGATIVE COVENANTS................................................12

11.      TERMINATION.......................................................12

12.      DEFAULT...........................................................13

13.      YOUR RIGHTS AND REMEDIES..........................................13

14.      WAIVER; AMENDMENTS; SUCCESSORS AND ASSIGNS........................14

15.      BANKRUPTCY PROVISIONS.............................................14

16.      MISCELLANEOUS.....................................................15

17.      WAIVER OF JURY TRIAL..............................................17

18.      NO ORAL ARGUMENTS.................................................18




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                           LOAN AND SECURITY AGREEMENT


GREENFIELD COMMERCIAL CREDIT, L.L.C.


Gentlemen:

     This Agreement, effective as of the date accepted by you, sets forth the terms and conditions upon which you will make loans and advances and extend other financial accommodations to the undersigned (whether one or more in number, referred to herein as "we," "us" or "our" and which, if two or more in number, shall be jointly and severally bound):

     1. DEFINITIONS. As used herein:

        (A) "ADVANCES" means loans to us under this Agreement and the Revolving Credit Loan Rider, and for which our obligation to repay is evidenced by the Revolving Credit Note.

        (B) "COLLATERAL" means all of our presently owned and hereafter acquired or arising:

               (i) accounts (whether or not earned by performance), letter of credit rights, chattel paper, contracts, contract rights, instruments, documents and supporting obligations (individually and collectively referred to as "RECEIVABLES");

               (ii) general intangibles (including, without limitation, tax refunds, tax refund claims, trade names, goodwill, trademarks, copyrights, processes, patents, patent rights, patent applications, licenses, inventories, royalties, and/or commissions and permits, choses-in-action, judgments and tort claims) (individually and collectively referred to as "INTANGIBLES");

               (iii) goods, inventory, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in our business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other personal property including without limitation such goods which give rise to any Receivables and which goods have been returned to or repossessed or stopped in transit by us ("INVENTORY");

               (iv) tangible goods (other than Inventory), machinery, equipment and fixtures including without limitation office machines, tools, dies, furniture, and vehicles together with all accessions, parts and appurtenances thereto appertaining or attached or kept or used or intended for use in connection therewith, and all substitutions, renewals, improvements and replacements of and additions thereto (sometimes hereinafter individually and collectively referred to as "EQUIPMENT");



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               (v)  property now or at any time hereafter in your possession
                    (including monies, deposit accounts, claims and credit balances);

               (vi) all deposit accounts and investment property;

               (vii) all interests in any lease of real property or personal property, whether as a lessor or lessee, including all options to purchase any leased property, and all leasehold improvements;

               (viii) books, blueprints, drawings and records related to any of the foregoing as described in subsection (i) through (vii) above;

and all proceeds (including proceeds of any insurance policies, including business interruption or business income insurance policies) and products of and accessions to all the foregoing described property in which we may have any right, title or interest.

          (C) "DEFAULT" shall have the meaning set forth in Paragraph 12 of this Agreement.

          (D) "DISCLOSURE SCHEDULE" has the meaning set forth in Section 7(A).

          (E) "INDEBTEDNESS" means all of our present and future obligations, liabilities, debts, claims and indebtedness, contingent, fixed or otherwise, however evidenced, created, incurred acquired, owing or arising, whether under written or oral agreement, operation of law, or otherwise, and includes, without limiting the foregoing (i) Obligations, (ii) obligations and liabilities of any Person secured by a lien, claim, encumbrance, or security interest upon property owned by us, even though we have not assumed or become liable therefor, (iii) obligations and liabilities created or arising under any lease (including capitalized leases) or conditional sales contract or other title retention agreement with respect to property used or acquired by us, even though the rights and remedies of the lessor, seller or lender are limited to repossession,
(iv) all unfunded pension fund obligations and liabilities, and (v) deferred taxes.

          (F) "LOAN ACCOUNT" means an account maintained by you for the Loan.

          (G) "LOAN" means the Revolving Credit Loan.

          (H) "MATERIAL ADVERSE EFFECT" means any effect that (i) is material and adverse to our financial position, results of operations or business, or
(ii) would materially impair our ability to perform our obligations under this Agreement.

          (I) "NOTE" means the Revolving Credit Note.

          (J) "OBLIGATIONS" means all present and future loans, advances, debts, liabilities, obligations, covenants, duties and Indebtedness owing by us to you, whether evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by you in our debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to us hereunder or under any other agreement with you.

          (K) "OBLIGOR" means us or any guarantor of the Obligations, individually or collectively.



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          (L) "PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

          (M) "PRIME RATE" means the rate published from day to day in the WALL STREET JOURNAL in its "Money Rates" column as the "Prime Rate." Should such publication not continue to publish the Prime Rate or a substitute rate, then Lender will select a comparable announced rate. The Effective Rate will change at any time the published "Prime Rate" changes.

          (N) "TERM SHEET" means any document attached to this Agreement and to any Rider which contains other terms and conditions of this transaction.

          (O) Any accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings customarily given to them in accordance with generally accepted accounting principles.

          (P) All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Uniform Commercial Code of the state set forth in Paragraph 16(B) ("CODE") to the extent the same are defined therein.

     2. REVOLVING CREDIT LOAN.

          (A) REVOLVING CREDIT LOAN; LOAN ADVANCES. You will establish a revolving credit loan facility (the "Revolving Credit Loan") in the amount of the Maximum Loan Amount as set forth on the Term Sheet, and, subject to the terms of this Agreement, you may, upon our request, but at all times in your sole discretion, make Advances to us from time to time, pursuant to the Revolving Credit Loan Rider attached hereto and made a part hereof (the "RIDER"). You may, in your sole discretion and without notice to us, disburse any or all of the proceeds of any or all of the Advances made by you to such person or persons as you deem necessary to insure that the security interest in or lien upon the Collateral shall at all times have the priority represented by us in this Agreement. You may, in your sole discretion, at any time reduce the Percentage Advance Rate or the Advance amounts set forth in any Rider. You may, from time to time, reimburse yourself for any loan, interest due, fees or expenses, or any third party for any of our Obligations by charging our Loan Account. You may deduct from the Advances under this Agreement reserves for accrued interest and such other reserves as you deem proper and necessary.

          (B) REVOLVING CREDIT LOAN NOTE. Our obligation to repay Advances under the Revolving Credit Loan shall be evidenced by a Revolving Credit Loan Note (the "Note") executed by us, in form satisfactory to you executed simultaneously herewith, the terms of which are incorporated herein by this reference.

          (C) INTEREST AND OTHER CHARGES. We shall pay you interest on the daily outstanding balance of the Note(s) at the rates as set forth in the applicable Rider. In addition, we shall also pay you on the first day of each month, with respect to the prior calendar month or portion thereof 1/12 of two percent (2.0%) of the average amount of the Maximum Loan Amount not utilized during the prior month. In no event whatsoever shall the interest rate and other charges charged hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in the final determination, deem applicable hereto. In the event that a court determines that you have received interest or other charges hereunder in excess of the highest rate applicable hereto, you shall promptly, in your sole discretion, either apply such amount to the Obligations or refund such amount to us and the provisions herein shall be deemed amended to provide for such permissible rate.


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          (D) TERM. The Term of this Agreement and of the Loan shall be on demand, but if demand is not made, then no later than the date set forth on the Term Sheet (the "Maturity Date").

          (E) EARLY TERMINATION FEE. If this Agreement is terminated at any time prior to the Maturity Date, we shall be obligated to pay to you a termination fee (the "Termination Fee") equal to two percent (2%) of the Maximum Loan Amount. The Termination Fee will also be due and payable in connection with any termination of this Agreement by you or by or on behalf of us, whether voluntary or involuntary, including upon a Default and including in connection with termination of this Agreement or payment of the Obligations by any trustee or debtor-in-possession in any insolvency proceeding. The Termination Fee is presumed to be a reasonable estimate of the amount of damages sustained by you as a result of the early termination of this Agreement and we agree that such amount is reasonable under the circumstances currently existing.

          (F) MONTHLY ACCOUNTING. You will provide us, monthly, with an accounting of Advances, charges and payments made pursuant to this Agreement. Such accounting shall be deemed correct, accurate and binding upon us and an account stated (except for reverses and reapplications of payments made as provided in Paragraph 16(G) hereof, and corrections or errors discovered by you), unless we notify you in writing to the contrary within thirty (30) days after each accounting is rendered.

     3. COLLATERAL.

          (A) GRANT OF SECURITY INTEREST. As security for the Obligations, we hereby grant you a continuing security interest in and lien upon, and a right of setoff against and we hereby pledge and assign to you, all of the Collateral, including any Collateral not deemed eligible for Advances. We acknowledge that nothing contained in this Agreement or in any Rider shall be (i) construed as your agreement to resort or look to a particular type of Collateral as security for any loan to us, or limit in any way your right to resort to any or all of the Collateral as security for any of the Obligations, or (ii) deemed to limit or reduce any security interest in or lien upon any portion of the Collateral for the Obligations. You agree that if we obtain a loan or loans to be secured only by our real estate and/or our machinery and equipment and provided no Default has occurred and is continuing, you will release your security interests in the machinery, equipment and/or fixtures which we pledge as security for such loan(s).

          (B) PERFECTION AND PROTECTION OF SECURITY INTEREST. We shall, at our expense, perform all steps requested by you at any time to perfect, maintain, protect, and enforce your security interest in the Collateral, including, without limitation, executing and filing financing, continuation statements and amendments thereof, and searches to confirm the priority of your security interests, in form and substance satisfactory to you, placing notations on our books of account to disclose your security interest therein, and taking such other steps as are deemed necessary by you to maintain your control of and security interest in the Collateral, and delivering to you all letters of credit on which we are named beneficiary. You may file, without our signature, one or more financing statements disclosing your security interest under this Agreement. We agree that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of our agents or processors, we shall notify such person of your security interest in such Collateral and, upon your request, instruct them to hold all such Collateral for your account subject to your instructions. From time to time, we shall, upon your request, execute and deliver confirmatory written instruments pledging to you the Collateral, but our failure to do so shall not affect or limit your security interest or other rights in and to the Collateral. Until all Obligations have been fully satisfied, your security interest in the Collateral shall continue in full force and effect.



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          (C) ATTORNEY-IN-FACT. We hereby appoint you and any designee of yours as our attorney-in-fact and authorize you or such designee, at our sole expense, to exercise at any times in your or such designee's discretion all or any of the following powers, which powers of attorney, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: (a) receive, take, endorse, assign, deliver, accept and deposit, in your name or our name, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof,
(b) transmit to account debtors, other obligors or any bailees notice of your interest in the Collateral or request from account debtors or such other obligors or bailees at any time, in our name or your name or any designee, information concerning the Collateral and any amounts owing with respect thereto, (c) notify account debtors or other obligors to make payment directly to you, or notify bailees as to the disposition of Collateral, (d) take or bring, in your name or our name, all steps, actions, suits or proceedings deemed by you necessary or desirable to effect collection of or other realization upon the accounts and other Collateral, (e) after a Default, change the address for delivery of mail to us and to receive and open mail addressed to us, (f) extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligor, without affecting any of the Obligations, and
(g) execute in our name and file against us in your favor financing statements or amendments with respect to the Collateral.

     4. CHARGES AND INSURANCE.

          (A) You may, in your discretion, at any time discharge any lien or encumbrance or bond the same, pay any insurance, maintain guards, pay any service bureau, or obtain any record and charge the cost thereof to our Loan Account.

          (B) We shall at all times insure the Collateral in your name against loss or damage by fire, theft, burglary, pilferage, loss in transit, business interruption and such other hazards as you shall specify in amounts, under policies and by insurers acceptable to you. Each policy shall include a provision for thirty (30) days prior written notice to you of any cancellation or substantial modification and shall show you as mortgagee/secured party, loss payee and additional insured in a manner acceptable to you. We shall execute and deliver to you simultaneously herewith and at any other time hereafter such assignments of policies of insurance, including business interruption insurance, as you shall require. All premiums shall be paid by us and the policies shall be delivered to you. If we fail to do so, you may (but shall not be required to) procure such insurance at our expense.

     5. EXAMINATION OF RECORDS; REPORTING.

          (A) You may at all reasonable times have access to, examine, audit, make extracts from and inspect our records, files, books of account and the Collateral. We will deliver to you any instrument necessary for you to obtain records from any service bureau maintaining records for us. All instruments and certificates prepared by us showing the value of any of the Collateral shall be accompanied, upon request, by copies of related purchase orders and invoices. You may, at any time after default, remove from our premises our books and records or require us to deliver them to you and you may, without expense to you, use such of our personnel, supplies and premises as may be reasonably necessary for maintaining or enforcing your security interest.

          (B) We shall furnish you, upon request, information and statements showing our business affairs, financial condition and the results of our operations. We will provide you with (i) original sales invoices, customer statements and credit memos issued, remittance advices and reports and copies of deposit slips, copies of letters of credit and supporting documentation (originals to your agent), daily, (ii) copies of shipping and delivery documents, upon request, (iii) within twenty (20) days after the

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end of each Interim Financial Statement Period set forth on the Term Sheet, our internally prepared income statement and balance sheet prepared on a basis consistent with such statement prepared in prior months and in accordance with generally accepted accounting principles, and within ninety (90) days after the end of each of our fiscal years, our financial statements prepared by our independent, certified public accountants acceptable to you prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior year- end statements (said interim and year-end financial statements hereinafter referred to as "Financials") (the scope of the CPA's engagement is set forth on the Term Sheet), (iv) complete copies of all tax returns when filed, and (v) certificates relating to the foregoing as you may request.

     6. OTHER LIENS. We represent and warrant that all Collateral is and will continue to be owned by us free and clear of all liens, claims and encumbrances whatsoever, whether prior or subordinate to the liens we have granted you, except for Permitted Liens, if any, as set forth on the Term Sheet; and that we will not, without your prior written approval, which may be withheld in your sole discretion, sell, encumber or dispose of or permit the sale, encumbrance or disposal of any Collateral, except for sales of Inventory in the ordinary course of business.

     7. GENERAL WARRANTIES AND REPRESENTATIONS. Subject to Paragraphs 7(A) and 7(B), we warrant and represent in Paragraphs 7(C) through 7(T) that:

          (A) DISCLOSURE SCHEDULE. On or prior to the date hereof, we have delivered to you a schedule (the "Disclosure Schedule") attached hereto as
Schedule 7(A) setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in this Section 7(A) or to one or more covenants in Section 9 or 10; provided that (i) no such item is required to be set forth in the Disclosure Schedule as an exception to a representation or warranty if its absence would not be reasonably likely to result in the related representation or warranty being deemed untrue or incorrect under the standard established by Section 7(B), and (ii) the mere inclusion of an item in the Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by us that such item represents a material exception or fact, event or circumstance or that such item is reasonably likely to result in a Material Adverse Effect. The Disclosure Schedule is incorporated herein by this reference.

          (B) STANDARD. No representation or warranty of ours contained in this
Section 7 shall be deemed untrue or incorrect, and we shall not be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, event or circumstance unless such fact, circumstance or event, individually or taken together with all other facts, events or circumstances inconsistent with any representation or warranty contained in this Section 7 has had or is reasonably likely to have a Material Adverse Effect.

          (C) We are duly organized and existing in good standing under the laws of the Formation State set forth on the Term Sheet, are qualified to do business and are in good standing in all states in which qualification and good standing are necessary in order for us to conduct our business and own our property and have all requisite power and authority to conduct our business, to own our property and to execute, deliver and perform all of our Obligations;

          (D) We have not, during the preceding five (5) years, been known by or used any other Assumed Names or Trade Names other than as set forth on the Term Sheet;


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          (E) The execution, delivery and performance by us of this Agreement will not constitute a violation of any applicable law or of our Articles or Certificate of Incorporation, By-Laws or Code of Regulations or any agreement, or document to which we are a party or bound;

          (F) We possess adequate assets, licenses, patents, patent applications, copyrights, trademarks, trademark applications, and tradenames for the conduct of our business;

          (G) We have capital sufficient to conduct our business, are solvent and able to pay our debts as they mature and own property having a fair value greater than the amount required to pay our debts;

          (H) Except for trade payables arising in the ordinary course of our business and except as heretofore disclosed to you in writing, we have (i) no pending or threatened litigation, actions or proceedings which would materially and adversely affect our business assets, operations or condition, financial or otherwise, or the Collateral and (ii) no Indebtedness, other than the Obligations;

          (I) We have good, indefeasible, and merchantable title to the Collateral, and there is no lien or encumbrance thereon other than the security interest granted to you and Permitted Liens;

          (J) We are not a party to any contract, or subject to any charge, corporate restriction, judgment, decree or order materially and adversely affecting our business, assets, operations or condition, financial or otherwise, and are not subject to any labor dispute; and, no labor contract is scheduled to expire during the term of this Agreement, except as heretofore disclosed to you in writing;

          (K) We are not in violation of any applicable statute, regulation or ordinance, in any respect materially and adversely affecting the Collateral or our business, assets, operations or condition, financial or otherwise;

          (L) We are not in default with respect to any note, indenture, loan agreement, mortgage, lease, deed or other agreement to which we are a party or bound;

          (M) The financial statements delivered to you fairly present our financial condition and results of operations and those of such other Persons described therein as of the date thereof; and there has been no material and adverse change in such financial condition or operations since the date of the statements;

          (N) We have received no notice that we are not in full compliance with any of the requirements of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and its regulations and, to the best of our knowledge, there exists no event described in Section 4043 of ERISA, excluding subsections 4043(b)(2) and 4043(b)(3) thereof, with respect to us;

          (O) We have filed all tax returns and other reports we are required by law to file and have paid all taxes and similar charges that are due and payable;

          (P) Our Chief Executive Office, Principal Place of Business and the Location of Collateral Records is at the location set forth on the Term Sheet;

          (Q) We have not received any notice alleging and are not aware of any facts indicating noncompliance with any State or Federal law governing the use, generation, storage or release of any hazardous waste or substance;



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          (R) We have no Subsidiaries or Affiliates other than as set forth on the Term Sheet. To the extent any subsidiary or affiliate is shown on the Term Sheet, neither the assets or chief executive office of such subsidiary or affiliate is located at one or more of our locations specified in Schedule 7(R) hereof;

          (S) We own all properties on which Collateral is located other than the Leased Properties set forth on the Term Sheet; and

          (T) All Collateral which is tangible personal property is kept only at the Collateral Locations set forth on the Term Sheet.

     8. CONDITIONS TO OBLIGATIONS OF LENDER.

          (A) CONDITIONS FOR CLOSING. Your obligation to close the Loan hereunder is subject to receipt by you of the following documents, fully executed, and completion of the following matters, all in form and substance satisfactory to you:

               (i) CHARTER DOCUMENTS. Certificates of recent date of the appropriate authority or official of our state of incorporation (listing all of our charter documents on file in that office if such listing is available) certifying as to our good standing and corporate existence together with copies of such charter documents, certified as of a recent date by such authority or official and certified as true and correct as of the date hereof by us by a duly authorized officer;

               (ii) CERTIFICATION OF GOOD STANDING. Certificates of recent date of the appropriate authority or official of each state in which we are legally qualified to do business, each certifying as to our good standing;

               (iii) BY-LAWS AND CORPORATE AUTHORIZATIONS. Copies of our by-laws together with all authorizing resolutions and evidence of other corporate action taken by us to authorize the execution, delivery and performance by us of this Agreement and all documents and instruments executed in connection therewith (the "Loan Documents"), and the consummation by us of the transactions contemplated hereby, certified as true and correct as of the date hereof by us by a duly authorized officer;

               (iv) INCUMBENCY CERTIFICATES. A certificate of incumbency for us containing, and attesting to the genuineness of, the signatures of those officers authorized to act on our behalf in connection with the Loan Documents to which we and the consummation by us of the transactions contemplated hereby, certified as true and correct as of the date hereof by us by a duly authorized officer;

               (v)  NOTE. The Revolving Credit Note duly executed by us;

               (vi) SECURITY DOCUMENTS. This Loan and Security Agreement duly executed on our behalf granting to you, as collateral security for the Obligations, the Collateral intended to be provided pursuant to Section 3, together with the following in fully executed form:

                    (a) RECORDING, FILING, ETC. Evidence of the recordation, filing and other action (including payment of any applicable taxes or fees) in such jurisdictions as you may

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                         deem necessary or appropriate with respect to any
                         security interest, including the filing of financing statements and similar documents which you may deem necessary or appropriate to create, preserve or perfect the liens, security interests and other rights intended to be granted to you thereunder, together with Uniform Commercial Code record searches in such offices as you may request;

                    (b) CASH COLLECTION DOCUMENTS. The Cash Collection Documents specified in any Rider and a Letter of Credit Agreement with LaSalle Bank;

                    (c) INTELLECTUAL PROPERTY. A Patent, Trademark, Copyright and License Mortgage assigning to you of all of our rights in applications for and registered patents, trademarks, copyrights and all other rights in such property;

                    (d) DEPOSIT ACCOUNT CONTROL AGREEMENT. A Deposit Account Control Agreement which has been accepted and agreed to by Wachovia Bank, National Association;

                    (e) VALIDITY GUARANTY. A Validity Guaranty constituting the unconditional, unlimited joint and several validity guaranty of the Obligations by James C. Kostelni and Douglas Hamm ("Guarantor");

                    (f) UCC INSURANCE. A fully-paid policy of insurance insuring the priority of your security interests in the Collateral as senior to all other security interests in the Collateral except for Permitted Liens and such other exceptions, together with such endorsements as are acceptable to you;

                    (g)  CASUALTY AND OTHER INSURANCE.

                         (1) Evidence that the casualty and other insurance required pursuant to Section 4 of this Agreement is in full force and effect and assignments of policies of insurance as you shall require;

                         (2) A duly executed assignment of our export credit insurance policy issued by the Export-Import Bank of the United States;

                    (h) BAILEE/LANDLORD AGREEMENTS. Such bailee and landlord agreements as you shall require.

               (vii) CLOSING CERTIFICATE; BORROWING AUTHORIZATION. A Closing
                    Certificate and a Borrowing Authorization in form satisfactory to you duly executed by us by a duly authorized officer;

               (viii) GUARANTOR FINANCIAL STATEMENT. Receipt and review by you of a current personal financial statements of James C. Kostelni and Douglas Hamm which is satisfactory in all respects to you;


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               (ix) LEGAL OPINIONS. The favorable written opinion of counsel for us and the Guarantor with respect to such matters as you may reasonably request;

               (x) CONSENTS, APPROVALS, ETC. Copies of all governmental and nongovernmental consents, approvals, authorizations, declarations, registrations or filings, if any, required on our part in connection with the execution, delivery and performance of the Loan Documents or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of the Loan Documents, certified as true and correct and in full force and effect as of the date hereof by us by a duly authorized officer of Borrower, or, if none is required, a certificate of such officer to that effect;

               (xi) FEE. The balance of the Commitment Fee in the amount of
                    Seventy-Five Thousand and 00/100 Dollars ($75,000.00). Any unused amount of the Expense Deposits (as defined in the commitment letter dated January 27, 2003) paid to you to date shall be credited against amounts due hereunder. The Commitment Fee was fully earned upon acceptance of the commitment letter;

               (xii) PAYOFF LETTERS AND LIEN TERMINATIONS. A payoff letter from
                    Congress Financial, addressed to you, in form and substance acceptable to you, together with UCC financing statement terminations and other documents and instruments necessary or reasonably desired by you to effect and evidence the release and discharge of all liens, security interests and assignments in their favor with respect to the Collateral;

               (xiii) OTHER MATTERS. Such other documents, and completion of such other matters, as you may reasonably request.

          (B) FURTHER CONDITIONS FOR DISBURSEMENT. Your obligation to make any Advance (including the first Advance) is further subject to the satisfaction of the following conditions precedent:

               (i) The representations and warranties contained in Section 7 hereof and in any of the Loan Documents shall be true and correct on and as of the date such Advance is made (both before and after such Advance is made) as if such representations and warranties were made on and as of such date;

               (ii) No Default shall exist or shall have occurred and be continuing on the date such Advance is made (whether before or after such Advance is made); and

               (iii) In the case of any Advance under the Revolving Credit Loan, you shall have received, when due, all Reports required pursuant to
Section 5(B) as of the close of business on the last business day of the week next preceding the date such Advance is made.

We shall be deemed to have made a representation and warranty to you at the time of the making of, and the continuation or conversion of, each Advance to the effects set forth in clauses (A) and (B) of this Section 8. For purposes of this
Section 8(B), the representations and warranties contained in Section 7 hereof shall be deemed made with respect to both the financial statements referred to therein and the most recent financial statements delivered pursuant to Section 5(B).

          (C) POST-CLOSING CONDITIONS. After the date hereof, we agree to provide you with the following:

               (i) UCC SEARCHES. Uniform Commercial Code searches in all jurisdictions in which you have filed UCC Financing Statements or in which we conduct business;

               (ii) EVIDENCE OF USE OF LOAN PROCEEDS. All documents you require to evidence the use by us of the proceeds of the Loan.

          9. AFFIRMATIVE COVENANTS. We covenant that, so long as any Obligations remain outstanding and this Agreement is in effect, we shall:

               (A) Pay to you on demand all fees and expenses which you incur in connection with (i) the forwarding of loan proceeds, (ii) the processing of loan advances, (iii) the establishment and maintenance of the lock box and of all other accounts created in connection with the transaction contemplated hereby, and (iv) examination of the Collateral;

          (B) Promptly file all tax returns and other reports which we are required to file and promptly pay all taxes, assessments and other charges;

          (C) Promptly notify you in writing of any litigation affecting us, whether or not the claim is covered by insurance, and of any suit or administrative proceeding which may materially and adversely affect the Collateral or our business, assets, operations or condition, financial or otherwise;

          (D) Notify you in writing (i) promptly upon the occurrence of any event described in Section 4043 of ERISA, other than a termination, partial termination or merger of a "Plan" (as defined in ERISA) or a transfer of a Plan's assets, and (ii) prior to any termination, partial termination or merger of a Plan or a transfer of a Plan's assets;

          (E) Give you thirty (30) days prior written notice of our opening or closing any place of business;

          (F) Maintain our corporate existence and our qualification and good standing in all states necessary to conduct our business and own our property and maintain adequate assets, licenses, patents, copyrights, trademarks and tradenames to conduct our business;

          (G) Promptly notify you in writing of any labor dispute to which we are or may become subject and the expiration of any labor contract to which we are a party or bound;

          (H) Promptly notify you in writing of any violation of any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to us which may materially and adversely affect the Collateral or our business, assets, operations or condition, financial or otherwise;

          (I) Notify you in writing within five (5) business days of our default under any note, indenture, loan agreement, mortgage, lease, or other agreement to which we are a party or bound;

          (J) Promptly notify you in writing of any default under any Indebtedness or indebtedness owing to us;

          (K) Promptly notify you in writing of the making of any capital expenditures materially affecting our business, assets, operations or conditions, financial or otherwise;

          (L) Execute and deliver to you, upon request, such documents and agreements as you may, from time to time, reasonably request to carry out the terms and conditions of this Agreement;

          (M) Promptly, and in any event within five (5) days of the receipt thereof, deliver any communication in any way concerning any act or omission on our part regarding the use, generation, storage or release of a hazardous waste or substance. We agree to indemnify and hold you harmless from any and all loss, damage, cost, liability or expense (including reasonable attorney fees) arising out of our use, generation, storage or release of any hazardous waste or substance;

          (N) Promptly, and in any event within five (5) days of the receipt thereof, deliver to you a copy of any communication from the Federal Department of Labor concerning any alleged act or omission on our part in connection with the payment of minimum and/or overtime wages to an employee;

          (O) Promptly, and in any event within five (5) days of the receipt thereof, deliver to you a copy of any communication concerning any violation of a state or Federal law which could result in the forfeiture of the Collateral; and

          (P) Maintain the liens and security interests granted to you as first, prior and only liens upon the Collateral, except for Permitted Liens.

          (Q) Comply in all respects with the Environmental Order (as defined on Schedule 7(A)).

     10. NEGATIVE COVENANTS. Without your prior written consent, we covenant that, so long as any Obligations remain outstanding and this Agreement is in effect, we shall not:

          (A) Merge or consolidate with or acquire any other Person;

          (B) Declare or pay cash dividends upon any of our stock or distribute any of our property or make (except in the ordinary course of business) any loans or extensions of credit, or investments in, any Person, or redeem, retire, purchase or acquire, directly or indirectly any of our stock, or make any material change in our capital structure or in our business or operations which might adversely affect the repayment of the Obligations;

          (C) Enter into any transaction which materially and adversely affects the Collateral or our ability to repay the Obligations, including any secondary liens thereon;

          (D) Become liable for the indebtedness of any Person, except by endorsement of instruments for deposit;

          (E) Incur Indebtedness, other than trade payables arising in the ordinary course of our business, and the Obligations;

          (F) Make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or any other repurchase or return basis;

          (G) Remove the Collateral which is tangible personal property from the Collateral Locations set forth on the Term Sheet unless we give you thirty (30) days prior written notice and the same is removed to a location within the continental United States of America;

          (H) Use any other corporate or fictitious name; or

          (I) Prepay any Indebtedness, except the Loan.

     11. TERMINATION. Either party shall have the right to terminate this Agreement at the end of the Term of this Agreement or at any time thereafter by giving the other party written notice by registered or certified mail not less than sixty (60) days prior to the effective date of such termination. Upon the effective date of termination, all Obligations shall become immediately due and payable.

     12. DEFAULT. Any one or more of the following events shall constitute a default ("Default") under this Agreement: (a) we shall fail to pay when due, or breach, any Obligations, or (b) Obligor shall (i) become insolvent, (ii) generally not pay its respective debts as they become due, (iii) make an assignment for the benefit of creditors, (iv) attempt to enter into a composition of debts, or (v) make any misrepresentation to you or fail to observe or perform any covenants or conditions in connection with this Agreement, any Rider or any other instrument related to the Loan hereto, or (c) there shall be filed by or against any Obligor a petition in bankruptcy for liquidation or for reorganization, or a custodian, receiver or agent is appointed or authorized to take charge of its properties, or any Obligor authorizes any such action, or (d) there hereafter occur any material and adverse change in our business, assets, operations and condition, financial or otherwise, or (e) we shall be in default under any agreement to which we are a party, or (f) any guaranty of the Obligations shall be terminated or revoked, or
(g) you in good faith believe that either (i) the prospect of payment or performance of the Obligations is impaired or (ii) the Collateral is not sufficient to secure fully the Obligations.

     OBLIGOR ACKNOWLEDGES THAT WHILE THERE ARE EVENTS OF DEFAULT SET FORTH, THE OBLIGATIONS ARE DUE UPON DEMAND, AND IF DEMAND IS NOT MADE, THEN UPON THE MATURITY DATE SET FORTH IN THE TERM SHEET. DEMAND MAY OCCUR WITH OR WITHOUT THERE BEING AN EVENT OF DEFAULT.

     13. YOUR RIGHTS AND REMEDIES.

          (A) If a Default has occurred under this Agreement and is continuing or you have made demand, you may, at your election, without notice of your election and without demand, do any one or more of the following: (a) declare our Obligations, whether evidenced by a revolving credit note, a term note or otherwise, to be immediately due and payable; (b) stop advancing money or extending credit to or for our benefit under the Agreement or any Rider; (c) exercise any and all of the rights accruing to a secured party under the Code and any other applicable law; (d) take possession of the Collateral and keep it on our premises, at no cost to you, or remove any part of it to such other place(s) as you may desire or we shall, upon your demand, at our cost, assemble the Collateral and make it available to you at a place reasonably convenient to you; (e) seek the appointment of a receiver or trustee under the laws of any court having jurisdiction for such appointment (to which appointment we consent to in advance and waive any rights to object to or oppose).

          (B) In the event of a Default hereunder, you may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as you deem advisable, at your discretion, and may, if you deem it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale of such postponed or adjourned sale without giving a new notice of sale. We agree that you have no obligation to preserve rights to the Collateral or marshall any Collateral for the benefit of any Person. You are hereby granted a license or other right to use, without charge, our labels, patents, copyrights, name, trade secrets, trade names, trademarks and advertising matter, or any similar property, in completing production, advertising or selling any Collateral and our rights under all licenses and all franchise agreements shall inure to your benefit. Any requirement of reasonable notice shall be met if such notice is mailed postage prepaid to us at our address set forth below at least ten (10) days before sale or other disposition. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and second to (in whatever order you elect) all Obligations. You will return any excess to us and we shall remain liable for any deficiency.

          (C) IN THE EVENT OF A DEFAULT HEREUNDER, WE HEREBY WAIVE ALL RIGHTS TO NOTICE AND HEARING PRIOR TO THE EXERCISE BY YOU OF YOUR RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL WITHOUT NOTICE OR HEARING AND ALL RIGHTS OF SET-OFF AND COUNTERCLAIM AGAINST YOU.

     14. WAIVER; AMENDMENTS; SUCCESSORS AND ASSIGNS. Your failure to exercise any right, remedy or option under this Agreement or any Rider or other agreement between you and us or delay by you in exercising the same will not operate as a waiver. No waiver by you will be effective unless in writing and then only to the extent stated. No waiver by you shall affect your right to require strict performance of this Agreement. Your rights and remedies will be cumulative and not exclusive. This Agreement cannot be changed or terminated orally. All terms, conditions, promises, covenants, provisions and warranties shall inure to the benefit of and bind your and our respective representatives, successors and assigns.

     15. BANKRUPTCY PROVISIONS. In consideration of your agreements hereunder and under the Loan Documents, we agree that, in the event we (as a "Debtor") file for relief under Title 11 of the United States Code ("Bankruptcy Code") or are otherwise subject to an order for relief under the Bankruptcy Code, that:

          (A) RELIEF FROM STAY. You shall be entitled to relief from the automatic stay imposed by Bankruptcy Code Section 362 on or against the exercise of any and all rights and remedies available to you under this Agreement, the Loan Documents or applicable law, if Debtor fails to file a Plan of Reorganization within 120 days or fails to obtain confirmation of a Plan of Reorganization within 180 days, after entry of the order for relief. We specifically acknowledge that "cause" exists for such relief within the meaning of Section 362(d) of the Bankruptcy Code.

          (B) CASH COLLATERAL. Any attempt by Debtor to use "Cash Collateral" (as defined in Section 363 of the Bankruptcy Code) shall be subject to the prior entry of an order pursuant to Section 363 of the Bankruptcy Code ("Cash Collateral Order") specifically incorporating the principal terms set forth on
Schedule 15(B) attached hereto and the Debtor shall under no circumstances seek to use Cash Collateral other than on the terms provided in this Agreement. Any such Cash Collateral Order shall permit the use of Cash Collateral only until the earliest to occur of: (i) a Default under any of the provisions of this Agreement or the Loan Documents (other than a Default occasioned solely by the bankruptcy of Debtor), (ii) the appointment of a Chapter 11 trustee or examiner in Debtor's case, (iii) the dismissal of Debtor's case or its conversion to a case under Chapter 7 of the Bankruptcy Code, or (iv) the entry of an order modifying or terminating the automatic stay or prohibiting the further use of cash collateral. Upon the occurrence of any of the events described in (i) through (iv) of the preceding sentence, Debtor's ability to use Cash Collateral shall terminate immediately and automatically; such termination shall not, however, affect or impair the rights, interests or liens granted to you under this Agreement or the other Loan Documents.

     All existing and future revenue and cash shall constitute Cash Collateral, subject to your choate, fully perfected and presently enforceable liens and security interests, and, to the extent they are used and consumed by Debtor after filing of the petition or entry of the order for relief, Debtor specifically agrees that they are collateral for your secured claims under
Section 506 of the Bankruptcy Code in the amount so used.

     To the extent it is determined that Section 552(a) of the Bankruptcy Code applies to limit your interest under the Loan Documents and this Agreement you shall be deemed to have, as adequate protection for the use of Cash Collateral, a continuing perfected protection for the use of Cash Collateral, a continuing perfected post-bankruptcy lien and security interest in all Collateral, and all revenue and cash, whether derived from operations prior to or subsequent to or the filing of a voluntary of involuntary petition for relief with respect to Debtor. As further adequate protection for Debtor's use of Cash Collateral, Debtor shall maintain at all times an adequate and appropriate amount and type of coverage of insurance, including endorsements issued therewith covering the Collateral in amounts not less than that required under the Loan Documents. To the extent that the collateral securing your claims in Debtor's bankruptcy case is deemed or proves to be insufficient to pay your claims in full, your secured claims shall be deemed to have been inadequately protected by the provisions of the Cash Collateral Order, and they shall therefore have administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, which superpriority shall be equal to the priority provided under the provisions of Section 364(c)(1) of the Bankruptcy Code over all other costs and administrative expenses incurred in the case of the kind specified in, or ordered pursuant to, Sections 105, 326, 327, 330, 331, 503(b), 506(c), 507(a),
507(b) or 726 of the Bankruptcy Code and shall at all times be senior to the rights of Debtor or any successor trustee in the resulting bankruptcy proceeding or any subsequent proceeding under the Bankruptcy Code.

     During the pendency of Debtor's bankruptcy, if it is determined that any of the rights granted hereunder or by any of the Loan Documents are security interests or liens, they shall be deemed perfected without the necessity of the filing of any documents or commencement of proceedings otherwise required under non-bankruptcy law for the perfection of security interests, with such perfection being binding upon any subsequently appointed trustee, either in Chapter 11 or under any other Chapter of the Bankruptcy Code, and upon other creditors of Debtor who have or may hereafter extend secured or unsecured credit to Debtor.

          (C) SURCHARGE WAIVER. Debtor and/or any other representative of Debtor's bankruptcy estate waives any right to seek a surcharge of your collateral under 11 U.S.C. Section 506(c) or any other provision of applicable law.

          (D) OTHER WAIVERS. Debtor waives any right to seek an order under 11 U.S.C. Sections 363, 364, 1129 or any other provision of the Bankruptcy Code, imposing liens or security interests of senior or equal priority with your liens and security interests in the Collateral or the Cash Collateral.

          (E) OTHER ACTIONS NOT PROHIBITED. Nothing contained in this Section 15 shall be deemed to limit or restrict your rights to seek in the bankruptcy court any relief that you may deem appropriate in the event of a bankruptcy commenced by or against Debtor, and in particular, you shall be free to seek the dismissal or conversion of any case filed by Debtor, the appointment of a trustee or examiner, and relief from the automatic stay.

     16. MISCELLANEOUS.

          (A) If any provision of this Agreement shall be prohibited or invalid, under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

          (B) This Agreement shall be interpreted in accordance with the Governing Law of the state set forth on the Term Sheet.

          (C) All of our representations and warranties contained in this Agreement shall survive the execution, delivery and acceptance thereof by the parties.

          (D) No termination of this Agreement or of any guaranty of the Obligations shall affect or impair the powers, obligations, duties, rights, warranties, representations or liabilities of the parties hereto and all shall survive such termination.

          (E) Each Obligation may, in your discretion, be evidenced by notes or other instruments issued or made by us to you. If not so evidenced, such Obligation shall be evidenced solely by entries upon your books and records.

          (F) All Obligations shall constitute one loan secured by the Collateral. You may, in your sole discretion: (i) exchange, enforce, waive or release any of the Collateral or (ii) apply Collateral and direct the order or manner without affecting your right to take any other action with respect to any other Collateral.

          (G) You shall have the continuing and exclusive right to apply or reverse and re-apply any and all payments to any portion of the Obligations. To the extent that we make a payment or you receive any payment or proceeds of the Collateral for our benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by you.

          (H) We shall reimburse you for all expenses incurred or to be incurred by you in connection with (a) the negotiation, preparation and closing of this Agreement; (b) the protection, perfection or preservation of your security interest in or lien upon the Collateral; (c) your inspection or verification of the Collateral; (d) any court or bankruptcy proceeding relating to the Agreement or any claim or action by any Person against you which would not have been asserted were it not for your relationship with us hereunder or otherwise; (e) actions taken with respect to the Collateral and your security interest or lien therein; and (f) enforcement of any of your rights and remedies with respect to the Obligations or Collateral. The foregoing expenses shall include, without limitation: (i) reasonable fees, costs and expenses of your attorneys and paralegals; (ii) interest on the foregoing at the highest applicable interest rate provided under this Agreement, which shall be part of the Obligations, payable on demand and secured by the Collateral. In addition, we shall pay those fees set forth on the Term Sheet at the times specified therein. In recognition of your right to have all your expenses incurred or to be incurred in connection with this Agreement and the fees due you secured by the Collateral, you shall not be required to record any discharge of your lien or termination of your security interest unless and until we deliver to you a general release acceptable to you.

          (I) We agree to give you written notice of any action or omission by you or your agents in connection with this Agreement that may be actionable against you or that may be a defense to payment of the Obligations for any reasons. We further agree that unless such a notice specifically describing the action or omission is given by us within thirty (30) days after we have knowledge or with the exercise of reasonable diligence should have had knowledge of the occurrence of said action or omission we shall not assert, and we shall be deemed to have waived, any claim or defense arising therefrom.

          (J) If you shall breach your obligation under this Agreement to make an advance under the terms of this Agreement, notwithstanding our conformance with the provisions thereof, we agree that our sole remedy on account thereof shall be to recover liquidated damages on account of such breach, computed as hereinafter provided, in recognition of the fact that the damages which we might incur are uncertain and speculative. Liquidated damages to which we shall be entitled shall be equal to sixty (60) times the interest payable for one day on the loans outstanding as of the day that you are deemed to have failed to fund. In any event, you shall never be liable to us for special, indirect and consequential damages, whatever the nature of your breach hereunder.

          (K) We authorize and direct you to disburse, for our account, the proceeds of loans made by you to us to such Person as any of our officers or directors shall direct, whether in writing or orally.

          (L) Any notice required hereunder shall be in writing, and addressed to the party to be notified as follows:

              IF TO YOU:            Donald G. Barr, Jr., President
                                    Greenfield Commercial Credit, L.L.C.
                                    1301 West Long Lake Road, Suite 190
                                    Troy, Michigan  48098

              IF TO US:             The Borrower's Address set forth
                                    on the Term Sheet.

or to such other address as each party may designate for itself by like notice.

          (M) We represent and warrant to you that, with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and we agree to indemnify and hold you harmless against any and all such claims.

          (N) The paragraph titles contained in this Agreement are without substantive meaning and are not part of the Agreement.

          (O) We hereby release and exculpate you, your officers, employees and designee, from any liability arising from any acts under this Agreement or in furtherance thereof, whether as attorney-in-fact or otherwise, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for willful misconduct. In no event will you have any liability to us for lost profits or other special or consequential damages.

          (P) You may, at your option, cure any default by us under any agreement with a third party or pay or bond on appeal any judgment entered against us, discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and pay any amount, incur any expense or perform any act which, in your sole judgment, is necessary or appropriate to preserve, protect, insure, maintain, or realize upon the Collateral. You may charge our Loan Account for any amounts so expended, such amounts to be repayable by us on demand. You shall be under no obligation to effect such cure, payment, bonding or discharge, and shall not, by doing so, be deemed to have assumed any obligation or liability of ours.

          (Q) All representations and warranties by us contained in this Agreement or any of the other agreements contemplated herein shall survive the execution and delivery of this Agreement until the termination hereof and the indefeasible satisfaction in full of all Obligations.

     17. WAIVER OF JURY TRIAL. Our legal counsel has advised us that (i) there may be a constitutional right to a jury trial in connection with any claim, dispute or lawsuit arising out of this Agreement or any Rider and (ii) such constitutional right may be waived. After consultation with our counsel (which has included our counsel's review of this Agreement), we believe that it is in our best interest in this commercial transaction to waive such right. Accordingly, we hereby waive our right to a jury trial, and further agree that the best forum for hearing any claim, dispute or lawsuit, if any, arising in connection with this Agreement or any Rider or our relationship with you, shall be a court of competent jurisdiction sitting without a jury.

     18. NO ORAL AGREEMENTS. We acknowledge that this Agreement and each Rider represents the final agreement between you and us and the terms of such documents may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements that may have or will be exchanged between you (including your officers, employees and agents) and us.

                                          Very truly yours,

                                          BONTEX, INC.,
                                          a Virginia corporation


                                          By:       /S/ JAMES C. KOSTELNI
                                                        James C. Kostelni
                                          Its:     President

Accepted at:  February 26, 2003

GREENFIELD COMMERCIAL CREDIT, L.L.C.,
a Michigan limited liability company
By:      GCC Management, Inc.
Its:     Manager


By:    /S/ TIMOTHY V. TOMASKO
         Timothy V. Tomasko
Its:     Vice President

                           LOAN AND SECURITY AGREEMENT
                          DATED AS OF FEBRUARY 26, 2003

                                   TERM SHEET



PARAGRAPH                          PROVISIONS                                    TERMS

2(A)                       Maximum Loan Amount:                             $1,500,000.00

2(C)                       Underutilization Fee                             1/12 of 2% monthly

2(D)                       Maturity Date:                                   February 26, 2004

5(B)                       Interim Financial Statement Period               Monthly

5(B)                       Scope of CPA Engagement:                         Audited

7(A)                       Formation State:                                 Virginia

7(B)                       Assumed Names or Trade Names:                    See Disclosure Schedule

7(I)                       Permitted Liens                                  See Schedule 7(I)

7(N)                       Chief Executive Office, Principal Place of       One Bontex Drive
                           Business and Location of Collateral Records:     Buena Vista, VA  24416

7(R)                       Subsidiaries or Affiliates:                      See Schedule 7(R)

7(S)                       Leased Properties:                               See Schedule 7(T)

7(T)                       Collateral Locations:                            See Schedule 7(T)

16(B)                      Governing Law:                                   Michigan


                                  Term Sheet-1



16(H)                      Fees:
                           (i)  Commitment Fee:                             $75,000 payable on the date
                                                                            hereof, $50,000 of which shall be
                                                                            paid by an overadvance on the
                                                                            Revolving Credit Loan. The
                                                                            overadvance shall be reduced to
                                                                            $25,000 by March 29, 2003 and
                                                                            to     $-0- by April 28, 2003;

                           (ii)  Loan Processing Fee:                       $1,000 payable monthly with the
                                                                            interest payment;

                           (iii)  Collateral Evaluation Fee:                $1,000 per day for examination of
                                                                            collateral - estimated four times
                                                                            per year - payable as incurred;
                                                                            and

                           (iv) Fees for Lockbox and Other Accounts:        As specified by depository
                                                                            institutions.

16(L)                      Borrower's Address:                              One Bontex Drive
                                                                            Buena Vista, VA  24416

     We understand that this Term Sheet defines certain terms used in the attached Loan and Security Agreement ("Attachment"). We have read the Attachment and this Term Sheet and fully understand their relationship. By executing both documents, we acknowledge the foregoing.


LENDER:                                         BORROWER:
GREENFIELD COMMERCIAL CREDIT, L.L.C.,           BONTEX, INC.,
a Michigan limited liability company            a Virginia corporation
By:      GCC Management, Inc.
Its:     Manager


By:    /S/ TIMOTHY V. TOMASKO                   By:    /S/ JAMES C. KOSTELNI
         Timothy V. Tomasko                                James C. Kostelni
Its:     Vice President                         Its:     President





                                  Term Sheet-2

                         REVOLVING CREDIT LOAN RIDER #1
         (TO LOAN AND SECURITY AGREEMENT DATED AS OF FEBRUARY 26, 2003)


GREENFIELD COMMERCIAL CREDIT, L.L.C.

     This Revolving Credit Loan Rider and the attached Term Sheet (collectively, the "Rider") sets forth the terms upon which you will make certain Advances to us under the Revolving Credit Loan and is a supplement to and is hereby incorporated into that Loan and Security Agreement between you and us, as amended (the "Agreement").

     1. DEFINITIONS. As used herein:

          A. "ELIGIBLE RECEIVABLE" is a Receivable arising in the ordinary course of Borrower's business from the sale or lease of goods which have been delivered to and accepted by the Receivable Debtor. The following are not Eligible Receivables:

               (i) sales by Borrower to any affiliate, to any person controlled by an affiliate or any subsidiary of Borrower;

               (ii) an account which is due or unpaid more than ninety (90) days after the original invoice date;

               (iii) if ten (10%) percent or more of the accounts of a single
                    Receivable Debtor are not deemed to be eligible hereunder, except Eligible Bojos Receivables;

               (iv) the Receivable Debtor is also a creditor or supplier of
                    Borrower or has disputed liability with respect to such account or such account is subject to any right of set off by the Receivable Debtor;

               (v) the Receivable Debtor is a debtor under Federal Bankruptcy Laws or has filed or filed against it an application for relief under such laws;

               (vi) the Receivable Debtor has suspended business;

               (vii) a receiver, trustee, liquidator or custodian has been appointed for the Receivable Debtor or a significant part of its assets;

               (viii) the account arises from a sale outside of the United
                    States, unless it is a Qualified Foreign Receivable;

               (ix) the account arises from a bill and hold, guaranteed sale, sell or return, sale on approval, consignment or any other repurchase or return basis;

               (x) the Receivable Debtor is the United States of America or any department thereof;

               (xi) the goods giving rise to such account have not been
                    delivered to or accepted by the Receivable Debtor;

               (xii) the total unpaid accounts of a Receivable Debtor exceeds a credit limit determined by you in your discretion;

               (xiii) there is an agreement with the Receivable Debtor for any deduction beyond those shown on the face of the invoice related to such account;

               (xiv) You, in your sole and absolute discretion, believe that the collection of the account is doubtful or will be delayed.

          B. "ELIGIBLE BOJOS RECEIVABLES" means Receivables owing to us by Bojos Leather and/or Bojos Manufacturing that are supported in the manner set forth in subpart 2(ii) of the definition of Qualified Foreign Receivable and are otherwise Eligible Receivables provided that less than twenty-five (25%) percent of the aggregate Receivables owing by such Receivables Debtors are not otherwise deemed to be ineligible hereunder.

          C. "ELIGIBLE INVENTORY" means new, non-obsolete raw material for fiberboard production and marketable first quality finished fiberboard goods owned by Borrower intended for sale located only at One Bontex Drive, Buena Vista, Virginia, which has been Eligible Inventory and has been possessed by Borrower for not more than one hundred eighty (180) days. Without limiting your discretion, we understand the following Inventory is not Eligible Inventory:

               (i)  Inventory which is work-in-process;

               (ii) Inventory which is obsolete or damaged, or not useful;

               (iii) Inventory in which you do not have a first perfected security interest or in which any other Person claims a security interest or lien;

               (iv) Inventory which is in transit or in locations other than described in Paragraph 6 of this Rider;

               (v)  Inventory which is uninsured or under-insured;

               (vi) Inventory which is held on consignment for or is subject to a bailment arrangement with any other Person;

               (vii) Inventory which is trade-in Inventory or returned goods;

               (viii) Inventory which is used in packaging or shipping of
                    Inventory; and

               (ix) Inventory which is nonconforming to standards imposed by any governmental agency regulating such Inventory or the sale or use thereof.

          D. "QUALIFIED FOREIGN RECEIVABLE" means any account that arises from a sale outside of the United States (1) that is otherwise an Eligible Receivable, and (2) is supported by either (i) an irrevocable letter of credit issued by a bank satisfactory to you, which letter of credit has been delivered to you or your agent, has been assigned to you and the issuer thereof has been notified of the assignment of the proceeds of such letter of credit or (ii) insurance issued by the Export-Import Bank of the United States, which insurance has been collaterally assigned to you and such assignment has been consented to by the Export-Import Bank of the United States, which in either case under
(2)(i) or (2)(ii) is


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



acceptable to you in all respects, is sufficient to cover the Receivable and is payable only in the United States and in United States dollars.

          E. "RECEIVABLE(S)" means an account(s) as defined in Article 9 of the Uniform Commercial Code.

          F. "RECEIVABLE DEBTOR" means an account debtor of ours.

          G. All terms defined in the Agreement which are used herein shall have the meanings as defined in the Agreement, unless specifically defined otherwise herein.

     2. REVOLVING CREDIT LOAN ADVANCES.

          A. ADVANCES. Subject to the terms of the Agreement, you may, in your sole discretion and upon our request made only by one of the persons as set forth on the Term Sheet (or such other or different persons as we may advise you from time to time by corporate resolution), make Advances to us in an amount (hereinafter referred to as the "Gross Availability") which is the lesser of (i) the MAXIMUM LOAN AMOUNT as set forth on the Term Sheet or (ii) an amount up to the sum of (x) the applicable PERCENTAGE ADVANCE RATE as set forth on the Term Sheet times the face amount (less maximum discounts, credits and allowances which may be taken by or granted to account debtors in connection therewith) of Eligible Receivables; plus (y) the applicable Percentage Advance Rate as set forth on the Term Sheet times the value of our Eligible Inventory (less freight and container costs) calculated at the lower of cost or market value; which Advances we may borrow, repay and reborrow during the term of the Agreement. All Advances and amounts payable pursuant to this Rider shall constitute part of the Obligations.

        B. RESERVES. You shall have a continuing right to deduct reserves in determining the Gross Availability ("RESERVES"), and to increase and decrease such Reserves from time to time, if and to the extent that, in your sole judgment, such Reserves are necessary to protect you against any state of facts which does, or would, with notice or passage of time or both, constitute an Event of Default or have an adverse effect on any Collateral. You may, at your option, implement Reserves by designating as ineligible a sufficient amount of accounts or inventory which would otherwise be Eligible Receivables or Eligible Inventory so as to reduce Gross Availability by the amount of the intended Reserve.

          C. BORROWING PROCEDURE. With each request for an Advance, we will submit to you original invoices, an inventory certification and such other documents and information as you shall request, all of which shall be satisfactory to you.

          D. INTEREST RATE. We shall pay you interest on the daily outstanding balance of our Revolving Credit Loan account at a per annum rate equal to the EFFECTIVE RATE as set forth on the Term Sheet. In the event any payments of principal are not paid when due or declared due, whether at maturity, by acceleration, by lapse of time or otherwise, including any fees, costs or expenses advanced or paid by you, the principal balance shall bear interest thereafter, at your option, and without affecting any of your rights and remedies provided for in the Agreement, this Rider or any promissory note evidencing our Obligations, at a per annum rate equal to DEFAULT RATE as set forth on the Term Sheet. Any change in any of the above interest rates resulting from a change in the Prime Rate shall become effective immediately with each change in the Prime Rate. Interest charges shall be computed on the basis of a year of 360 days for the actual days elapsed in a month and, except as set forth in Paragraph 12 of the Agreement, will be payable to you on the first day of each month hereafter at your address shown at Paragraph 16 of the Agreement.




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          E. PRINCIPAL PAYMENTS. In the event that the principal amount outstanding under the Revolving Credit Loan is in excess (for whatever reason) of the amount of the Gross Availability, we agree to remit to you within one (1) business day such amount as may be necessary to reduce the total outstanding amount to the amount of the Gross Availability. All principal and interest due under the Revolving Credit Loan shall be due upon termination of the Agreement.

          F. USE OF PROCEEDS. We shall use the proceeds of the Revolving Credit Loan solely for the purposes as set forth in the Agreement and on the attached Term Sheet.

     3. COLLECTIONS. If you elect to place Borrower on a dominion of funds arrangement, we shall, at our expense and in the manner directed by you from time to time, direct that all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by you), which may be received by us at any time in full or partial payment of any of the Receivables or as proceeds of any of the Collateral ("REMITTANCES") shall be sent to a lockbox designated by you and/or maintained in your name, and deposited into a non-interest bearing deposit account now or hereafter selected by you and maintained in your name (the "CASH COLLECTION ACCOUNT") as security for payment of the Obligations, and under arrangements with the depository bank under which all funds deposited to the Cash Collection Account are required to be transferred solely to you. We shall have no right to withdraw any funds deposited in the Cash Collection Account. In the event that we repay the Obligations in full at any time hereafter, the balance in the Cash Collection Account or such other accounts holding the proceeds thereof will be delivered to us five (5) business days after the date of pay off. Unless you shall (acting in your sole discretion) notify us to the contrary, Remittances shall be administered on the basis set forth on the Term Sheet. We shall bear all risk of loss of any funds deposited into the Cash Collection Account. To implement the foregoing, we shall execute such lockbox and bank account agreements and all other documents from time to time as you shall specify ("CASH COLLECTION DOCUMENTS"). Any collections or other proceeds received by us shall be held in trust for you and immediately remitted to you in kind.

     4. INVENTORY.

          A. RETURN OF INVENTORY. If at any time prior to our Default under the Agreement or this Rider, any account debtor returns any Inventory to us in the ordinary course of our business, we shall promptly determine the reason for such return and issue a credit memorandum to the account debtor in the appropriate amount. We agree to give you prompt notice of the return of such Inventory. In the event any attempted return occurs after our Default hereunder, we shall (i) hold the returned Inventory in trust for you, (ii) segregate all returned Inventory from all of our other property and (iii) conspicuously label the returned Inventory as your property.

          B. SALE OF INVENTORY. Until our Default under the Agreement or this Rider, we may, in any lawful manner, sell Inventory, but only in the ordinary course of our business, provided, however, our sale shall not cause a breach of our warranties and representations as set forth in this Rider. We acknowledge that any sale of Inventory in the ordinary course of business does not include a transfer of partial or total satisfaction of Indebtedness.

     5. COVENANTS.

          A. RECEIVABLES. Unless or until you notify us in writing that you have dispensed with any one or more of the following requirements, we shall:

               (i) Immediately upon our learning thereof, inform you in writing of the rejection of goods by any account debtor, delays in delivery of goods,


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                    nonperformance of contracts and of any assertion of any
                    claims, offsets or counterclaims by any account debtor;

               (ii) Not permit or agree to any extension, compromise or
                    settlement or make any change or modification of any kind or nature with respect to any Receivables, including any of the terms relating thereto;

               (iii) Immediately upon our learning thereof, furnish to and inform you of all information relating to the financial condition of any account debtor;

               (iv) Immediately upon our learning thereof, notify you in writing of those Receivables which are not Eligible Receivables; (v) Keep all goods returned by any account debtor and all good repossessed or stopped in transit by us from any account debtor segregated from our other property, holding the same as trustee for you until otherwise directed in writing by you;

               (vi) Not re-date any invoice or sale or make sales on extended dating terms beyond that customary in our industry; and

               (vii) Immediately deliver to you any promissory note, trade acceptance or any other instrument for the payment of money evidencing any Receivables and endorsed to your order.

          B. INVENTORY. Unless or until you notify us in writing that you have dispensed with one or any one or more of the following requirements, we shall:

               (i) not remove the Inventory from the Collateral Locations described in the Agreement;

               (ii) promptly, and in any event within five (5) days of the receipt thereof, deliver such certification schedules and information relating to the Inventory and Eligible Inventory as you may reasonably request;

               (iii) keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, our costs, therefore, selling price thereof, and the daily withdrawals therefrom and additions thereto, all of which records shall be available to you, your officers, employees and agents upon demand for inspection and copying;

               (iv) concurrently, with the delivery of any of the Inventory to a bailee, warehousemen or similar party deliver to you, in form acceptable to you, warehouse receipts in your name evidencing the storage of Inventory;

               (v) allow you to have the right upon demand and at any time or times thereafter during our usual business hours to inspect and examine Inventory and to check and test the same as to quality, quantity, value and condition. We agree to reimburse you for your reasonable costs and expenses in doing so;



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               (vi) conduct a physical count of the Inventory at such intervals as you may request and promptly supply you with a copy of such counts accompanied by a report of the value (valued at the lower of cost or market value) of the Inventory;

               (vii) if sales of Inventory are made for cash, we shall
                    immediately deliver to you the identical checks, cash or other forms of payment which we receive (only in the event Lender elects to place Borrower on a dominion of funds arrangement or on Default);

              (viii) not acquire consigned Inventory.

     6.   REPRESENTATIONS.

          A. RECEIVABLES. With respect to all Receivables now in existence or hereafter created, we warrant and represent to you that, except as disclosed to you in writing:

               (i) all Receivables are genuine in all respects, are what they purport to be and are not evidenced by a judgment;

               (ii) all Receivables represent undisputed, BONA FIDE transactions completed in accordance with the terms and provisions contained in the invoices and purchase orders relating thereto;

               (iii) the amounts shown on all certifications provided to you, our books and records and all invoices and statements delivered to you with respect thereto are actually and absolutely owing to us and are not contingent for any reason;

               (iv) if you have requested us to do so, all payments thereon following such request have been or shall be turned over to you by us;

               (v) there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and we have not made any agreement with any account debtor thereof for any deduction or discount of the sum payable thereunder except regular discounts allowed by us in the ordinary course of our business for prompt payment;

               (vi) there are not now and there shall not be at any time or times hereafter any facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder from the amounts thereof as shown on the certifications provided to you, our books and records and the invoices and statements delivered to you with respect thereto;

              (vii) all account debtors thereof have the capacity to contract and are solvent to the best of our knowledge;

             (viii) the goods sold or transferred and the services furnished, giving rise thereto are not subject to a lien, claim, encumbrance or security interest except your security interest;



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               (ix) we have no knowledge of any fact or circumstance which would impair the validity or collectability thereof;

               (x) there are no proceedings or actions which are threatened or pending against any account debtor which might result in any material adverse change in its financial condition; and

               (xi) with respect to those Receivables upon which we rely for
                    Advances, all are Eligible Receivables.

          B. INVENTORY. With respect to all Inventory now in existence or hereafter required, we warrant and represent to you that, except as disclosed to you in writing:

               (i) Inventory is kept only at the COLLATERAL LOCATIONS described in the Agreement;

               (ii) The amount shown on all certifications provided to you and on our books and records is actually owned by us without any claim or ownership by any other Person; and

               (iii) With respect to that Inventory upon which we rely for
                    Advances, all is Eligible Inventory.

     7. NOTIFICATION AND COLLECTION. We understand that you will:

          A. At your option, notify all account debtors that Receivables have been assigned to you, you have a security interest therein and payment is to be made to a lockbox;

          B. To the extent you have not given notice previously, you may request all account debtors to make payments on Receivables directly to you;

          C. If deemed necessary by you, enforce payment and collect in your name, by legal proceedings or otherwise, our Receivables and to charge the collection costs and expenses to our Loan account; and

          D. If deemed necessary by you, take control in any manner of any cash or non-cash proceeds of Receivables and of any rejected, returned, stopped in transit or repossessed goods relating to Receivables.

     8. POWER OF ATTORNEY. We hereby irrevocably designate, make, constitute and appoint you (and any agents designated by you) as our true and lawful attorney, with power, without notice to us and at such time or times hereafter as you may in your sole discretion determine, in our name or your name and at our expense:

          A. To demand payment of Receivables;

          B. To enforce payment of Receivables, by legal proceedings or otherwise;

          C. To exercise all of our rights and remedies with respect to the collection of Receivables;

          D. To settle, adjust, compromise, extend or renew any Receivables;




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          E. To settle, adjust or compromise any legal proceedings brought to collect Receivables;

          F. To sell or assign any Receivables upon such terms, for such amount and at such time as you deem advisable;

          G. To discharge and release any Receivables;

          H. To prepare, file and sign our name on any proof of claim in bankruptcy or similar document against any account debtor;

          I. To prepare, file and sign our name on any financing statement, notice of lien, claim of mechanic's lien, assignment or satisfaction of lien or mechanics lien, or similar document in connection with any Receivables;

          J. To do all acts and things necessary, in your sole discretion, to fulfill our obligations under the Agreement and this Rider;

          K. To endorse our name upon any checks, notes, acceptances, money orders or other forms of payment and to deposit the same in the Cash Collateral Account on account of our Obligations;

          L. To endorse our name upon any chattel paper, document, instrument, freight bill, bill of lading or similar document or agreement relating to any Receivables or goods pertaining thereto;

          M. To sign our name to verifications of Receivables and notices thereof to account debtors; and

          N. To notify the post office authorities, after our Default under this Agreement, to change the address for delivery of our mail to an address designated by you and to open such mail for purposes of collecting Receivables.

     We ratify and approve all acts of you and your designee. Neither you nor your designee will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied.

     9. COSTS AND EXPENSES. All costs and expenses incurred by you in any manner or way with respect to your enforcement of your rights and remedies under the Agreement or this Rider or with respect to your collection of Receivables or protection of your security interest in Receivables and the Collateral, whether by suit or otherwise, or with respect to your notification of account debtors or verification of Receivables shall be a part of the Obligations and payable on demand. Without limiting the generality of the foregoing, such costs and expenses include reasonable attorneys' fees, court costs, court reporting expenses, long distance telephone charges, postage, telegram charges, wire transfer expenses, expenses of auditors, collectors, clerks and investigators, expenses for travel, lodging and food and expenses for repairing, altering or supplying goods, if any, necessary to fulfill in whole or in part any purchase order of any account debtor from which the Receivables involved have arisen.


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     10. TERMINATION. This Rider and your and our respective obligations hereunder shall terminate upon payment in full of the Obligations or upon our execution and your acceptance of a subsequently numbered and/or dated Term Sheet and Revolving Credit Loan Rider.

                                         Very truly yours,

                                         BONTEX, INC.,
                                         a Virginia corporation


                                         By:    /S/ JAMES C. KOSTELNI
                                                    James C. Kostelni
                                         Its:     President




Accepted on February 26, 2003

GREENFIELD COMMERCIAL CREDIT, L.L.C.,
a Michigan limited liability company
By:      GCC Management, Inc.
Its:     Manager


By:    /S/ TIMOTHY V. TOMASKO
         Timothy V. Tomasko
Its:     Vice President






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                                   TERM SHEET

                                  ATTACHMENT TO
                         REVOLVING CREDIT LOAN RIDER #1
                          DATED AS OF FEBRUARY 26, 2003
                         TO LOAN AND SECURITY AGREEMENT
                          DATED AS OF FEBRUARY 26, 2003



PARAGRAPH                 PROVISIONS                               TERMS

2(A)                      Authorized Persons                       Charles Kostelni: Senior Vice President
                                                                   Jeffrey Kostelni: Senior Vice President
                                                                   Douglas Hamm: Controller

2(A)(i)                   Maximum Loan Amount                      $1,500,000.00

2(A)(ii)                  Percentage Advance Rate
                                   Eligible Receivables            75%
                                   Eligible Inventory              40% (not to exceed $300,000.00)

2(B)                      Effective Rate                           8.0% plus the Prime Rate
                          Default Rate                             12.0% plus the Prime Rate

2(D)                      Use of Proceeds                          Repayment of indebtedness to Congress
                                                                   Financial Corporation and working Capital

3(A)                      Lockbox Collection Basis                 [x] Yes    [ ] No
                          Lockbox Bank                             LaSalle Bank
                          Float Days                               Three (3) banking days


     We understand that this Term Sheet defines certain terms used in the Revolving Credit Loan Rider (the "Rider") to which this Term Sheet is attached.
We have read the Rider and this Term Sheet and fully understand their relationship. By executing both documents, we acknowledge the foregoing.

GREENFIELD COMMERCIAL CREDIT, L.L.C.,                         BONTEX, INC.,
a Michigan limited liability company                          a Virginia corporation
By:      GCC Management, Inc.
Its:     Manager


By:    /S/ TIMOTHY V. TOMASKO                                 By:    /S/ JAMES C. KOSTELNI
         Timothy V. Tomasko                                            James C. Kostelni
Its:     Vice President                                       Its:     President

